UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 __________

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

Investors Capital Holdings, Ltd. (Exact name of registrant as specified in its charter)

Delaware	1-16349	04-3284631
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

230 Broadway East Lynnfield, MA 01940 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (800) 949-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] (Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] (Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] (Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] (Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Amendment of a Material Definitive Agreement

     On September 15, 2009 the registrant’s wholly-owned operating subsidiary, Investors Capital Corporation (“ICC”), entered into an Amendment to Commercial Lease with Montrachet Realty, LLC (“Lessor”) that amends a lease entered into between said parties on or about March 1, 2007, for premises located at 230 Broadway, Lynnfield, Massachusetts, that are utilized for ICC’s and registrant’s headquarters. The amendment extended the lease termination date by three years to March 31, 2015, and reduced the average monthly rent. The Lessor is owned by a trust of which Theodore Charles, who is a director, the Chairman of the Board and principal shareholder of the registrant, is a beneficiary.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investors Capital Holdings, Ltd.

                                                                                                    By /s/ Timothy B. Murphy
                                                                                                         Timothy B. Murphy, President

Date: September 18, 2009